Exhibit 10.14

LICENSE AND SUPPLY AGREEMENT

This License and Supply Agreement (“Agreement”) is effective as of the 13th day of May, 2010 (the “Effective Date”), between BG Medicine, Inc., a Delaware corporation with offices located at 610N Lincoln Street, Waltham, MA 02451 (“BGM”), and Laboratory Corporation of America Holdings, a Delaware corporation with offices located at 531 South Spring Street, Burlington, NC 27215 (“LabCorp”).

WHEREAS, BGM has developed an assay for measuring Galectin-3 levels in a human specimen, which has been shown to provide clinically useful information that could be used by physicians as an aid in the stratification of patients diagnosed with heart failure, among other potential clinical indications; and

WHEREAS, BGM has submitted a 510(k) application to obtain clearance from the FDA to sell the test in the United States; and

WHEREAS, LabCorp is engaged in the business of providing laboratory testing services; and

WHEREAS, LabCorp desires to license certain rights from BGM and purchase kits from BGM for the performance of BGM’s Galectin-3 assay following FDA approval of the assay, and BGM desires to grant such license and sell such kits to LabCorp in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, LabCorp and BGM hereby agree as follows:

1. Definitions. For purposes of this Agreement, the terms below shall have the meanings set forth below. Additional terms are defined above and throughout the Agreement.

“ACS In-License Agreement” means the Product License and Collaboration Agreement dated May 4, 2007, entered into between BGM, ACS Biomarker B.V. i.o., BioMedbooster B.V., Yigal Pinto, Mat Daemen, Tilman Hackeng and Marcel Kannekens.

“Affiliate” means, with respect to a party to this Agreement, any current or future Entity which controls, is controlled by, or is under common control with such party. For purposes of this definition only, “control” means direct or indirect ownership of at least fifty percent (50%) of the shares of the subject Entity entitled to vote in the election of directors (or, in the case of an Entity that is not a corporation, for the election of the corresponding managing authority).

“AMA” means the American Medical Association.

“Automated Test” means a version of the Test which is performed essentially without handheld pipettors, and with little or no technologist intervention to move the samples through the steps of the protocol.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Automated Test Kit” means a Kit for performing the Automated Test.

“Change of Control” means a transaction or event (or series of related transactions or events) as a result of which the holders of the outstanding voting stock of a party as of the Effective Date cease to own a majority of the outstanding voting stock of such party, excluding an initial underwritten public offering by BGM of its securities under an effective registration statement under the Securities Act of 1933.

“Clinical Lab” means any Entity engaged in the business of providing clinical laboratory products and/or services.

“CMO” means any Entity with which BGM contracts for the manufacture of Manual Test Kits.

“Commercial Launch Date” means the date on which the Test is first made generally available to physicians or other third party medical providers (as a Kit or service) for use in a clinical setting after FDA Approval (specifically excluding performance of Tests in connection with research or clinical trials). There will be a different Commercial Launch Dates for the Manual Test and Automated Test.

“Desired [***] Change” means an [***] for galectin-3 testing (that would include the Manual Test) with a Medicare national limitation amount (“NLA”) equal to or greater than [***].

“Entity” means a person, corporation, partnership, association, limited liability company, unincorporated organization, firm, or other entity.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“FDA Approval” means final approval or clearance by the FDA through a premarket approval application (PMA), 510(k) premarket notification (PMN), or other applicable regulatory pathways which are now or may become available to market and sell the Testing Services for commercial purposes in the United States for use with regard to humans. For purposes of clarification, FDA Approval shall not include a laboratory’s provision of services pursuant to its CLIA license.

“Galectin-3” means the protein known as Galectin-3.

“GMP” shall mean the current Good Manufacturing Practice regulations and the Quality System Regulations promulgated by the FDA, including 21 C.F.R. Part 820 et seq., as such regulations may be amended from time to time, and such equivalent regulations or standards of countries outside the United States as may be applicable to activities conducted hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Kit” means an in vitro diagnostic medical device, as defined in regulation at 21 C.F.R. § 809.3(a), that is in a kit form and that requires FDA Approval, which allows the Licensed Technology to be used to perform the Test.

“Kit Price” means (i) [***] Dollars ($[***]) per Manual Test Kit until the Desired [***] Change has been approved by the [***], and (ii) [***] Dollars ($[***]) per Manual Test Kit after the Desired [***] Change has been approved by the [***].

“Licensed Technology” means any and all Technology related to the Manual Test that is created, developed, owned, licensed, controlled, or otherwise possessed by BGM at any time during the Term, and for which BGM has Licensing Control, including without limitation (i) the patents and patent applications listed on Exhibit A, and (ii) all trade secrets, know-how, and processes relating to the Test.

“Licensing Control” means, with respect to any Technology, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to grant a license, sublicense or other right to or under, such Technology, as contemplated by this Agreement without violating the terms of any agreement with a third party.

“Manual Test” means a version of the Test which is performed using handheld pipettors, with technologist intervention to move the samples through the steps of the testing protocol.

“Manual Test Kit” means a Kit for performing the Manual Test, as currently described on Exhibit B attached hereto. For purposes of clarification, the parties acknowledge that to the extent that Exhibit B states that the Manual Test is “For Research Use Only” and “Not for Use in Diagnostic Procedures”, these statements will not apply after FDA Approval has been obtained. Upon FDA Approval of the Manual Test, Exhibit B will be replaced by the actual package insert at that time.

“Permitted Licensee” means an Entity that is not a Restricted Licensee.

“Rebate Period” means Rebate Period 1, Rebate Period 2, or Rebate Period 3, as applicable.

“Rebate Period 1” means the period beginning on the Commercial Launch Date for the Automated Test and ending on the one (1) year anniversary of such Commercial Launch Date.

“Rebate Period 2” means the period beginning on the one (1) year anniversary of the Commercial Launch Date for the Automated Test and ending on the two (2) year anniversary of such Commercial Launch Date.

“Rebate Period 3” means the period beginning on the two (2) year anniversary of the Commercial Launch Date for the Automated Test and ending on the three (3) year anniversary of such Commercial Launch Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Regulatory Authority” means any governmental authority with jurisdiction over the manufacture, distribution, use, and marketing of in vitro diagnostics and/or new drug products intended for human use, including the FDA.

“Restricted Licensee” means any Entity which has an [***] from third-party [***] in the United States (including all such [***] in the United States of its Affiliates) which exceeds [***] Dollars ($[***] in its most recently ended fiscal year, except for the [***] listed on Exhibit C attached hereto. The determination of an Entity’s [***] for purposes of this definition shall be made based on the best information available to the parties, including without limitation public filings, industry reports, or representations made by such Entity.

“Sales Threshold” means the quantity of Automated Tests which must be sold in order for LabCorp to be entitled to a Rebate, as indicated in the table in Section 5.1.

“Semi-Exclusive Period” means the period beginning on the Effective Date and ending on the three (3) year anniversary of the Commercial Launch Date for the Manual Test.

“Specifications” means the specifications and descriptions for the Manual Test Kit set forth in the package insert and the manufacturer specifications.

“Technology” means any (i) inventions (whether or not patentable), know-how, works of authorship, technology, techniques, processes, methods, developments, ideas, concepts, discoveries, designs, algorithms, models, formulations, improvements, protocols, data and proprietary information; and (ii) patents, copyrights, trademarks, service marks, trade secret, trade dress, or other intellectual property rights associated with the foregoing, including without limitation any applications (whether provisional, PCT or otherwise), divisionals, continuations, continuations-in-part, reissues, substitutions, re-examinations, renewals, re-registrations, refilings, extensions and modifications relating to any of the foregoing.

“Term” means the period beginning on the Effective Date and ending upon expiration or termination of this Agreement.

“Territory” means the United States of America, Canada and the United Arab Emirates, and each of their territories.

“Test” means an assay that measures Galectin-3 in a human specimen by enzyme-linked immunosorbent assay (ELISA) on a microtiter plate platform, as such assay may be improved or otherwise modified from time to time during the Term. Initially, the parties believe that the Test will likely be marketed for use in conjunction with clinical evaluation as an aid in the stratification of patients diagnosed with heart failure. However, the parties anticipate that the Test may subsequently be marketed for other indications or applications, including without limitation for use in conjunction with monitoring patients who have suffered a heart attack. The parties acknowledge that the “Test,” for purposes of this Agreement, includes all such potential indications or applications for the Test.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Testing Service” means the performance of the Manual Test for third parties.

2. License to Licensed Technology.

2.1 Grant and Scope of License. BGM hereby grants to LabCorp and each of its Affiliates a license to use the Licensed Technology to perform Manual Tests and market, offer for sale, sell, import, export and otherwise commercialize the Testing Services in the Territory.

2.2 Semi-Exclusivity. The license granted under Section 2.1 shall be (i) Semi-Exclusive (as defined below) to LabCorp and its Affiliates in the U.S. during the Semi-Exclusive Period, (ii) non-exclusive in the U.S. for the remainder of the Term after the Semi-Exclusive Period, and (iii) non-exclusive in Canada and the United Arab Emirates for the entire Term. For purposes of this Agreement, “Semi-Exclusive” means BGM shall not license or otherwise transfer or provide the Licensed Technology to any Restricted Licensees for use with Manual Tests in the United States, or authorize or permit use of the Licensed Technology by any Restricted Licensees under the terms of any agreement with Restricted Licensee (whether through a covenant not to sue or otherwise) in connection with Manual Tests in the United States, during the Semi-Exclusive Period. In addition, during the Semi-Exclusive Period, to the extent BGM licenses or otherwise transfers or provides the Licensed Technology to any Permitted Licensee, or authorizes or permits use of the Licensed Technology by a Permitted Licensee, BGM’s agreement with such Permitted Licensee shall prohibit such Permitted Licensee from (a) sublicensing or otherwise transferring or providing the Licensed Technology to any Restricted Licensees for use with Manual Tests in the United States, or (b) authorizing or permitting use of the Licensed Technology by any Restricted Licensees in connection with Manual Tests in the United States. In the event the inclusion of the U.S. territory in the limitation of the Semi-Exclusive grant or the Semi-Exclusive Period of the license granted hereunder is limited by action, laws or regulations of any government, the license granted shall not terminate, but shall remain Semi-Exclusive to the extent permitted by such government action and shall become non-exclusive to the extent necessary to conform with applicable laws and regulations.

2.3 Additional Technology. Any Technology that may be useful in connection with the performance of Manual Tests and that is created, developed, owned, licensed, controlled, or otherwise possessed by BGM and for which BGM has Licensing Control at any time during the Term (including without limitation improvements, derivative works, additions, enhancements, updates or other modifications to the Licensed Technology, and any new Technology which relates to, is dependent on, or includes or utilizes any portion of the Licensed Technology) shall automatically be included within the definition of “Licensed Technology” and the license granted in Section 2.1 for purposes of this Agreement (and any patents or patent applications relating to such Technology shall automatically be added to Exhibit A) without additional charge to LabCorp and its Affiliates. BGM shall promptly notify LabCorp in writing of all such Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.4 Technology Transfer. BGM agrees to provide any technical information or know- how possessed by BGM and reasonably requested by LabCorp for its use in the performance of Manual Tests.

2.5 ACS In-License Agreement. BGM shall duly and punctually perform all of its obligations under the ACS In-License Agreement. BGM shall not modify or amend the ACS In-License Agreement in any manner that will adversely affect LabCorp.

3. Supply of Manual Test Kits.

3.1 Purchase Orders. LabCorp will submit to BGM purchase orders for Manual Test Kits from time to time. All purchase orders shall specify the type and quantity of Manual Test Kits being ordered, the requested delivery date, and the requested delivery location, which shall be in the Territory.

3.2 Acceptance of Orders. Upon receipt of each purchase order, BGM shall, within [***] ([***]) [***], provide written confirmation to LabCorp of receipt of the purchase order, and notify LabCorp that it either accepts the purchase order or rejects it. However, BGM shall not reject any purchase order from LabCorp which gives BGM at least [***] ([***])[***] lead time from the date of BGM’s receipt of the purchase order to the requested delivery date (the “Required Lead Time”). In cases in which LabCorp does not provide the Required Lead Time, BGM shall use commercially reasonable efforts to accept and fill such order but may reject such order if it is unable to fill it within the given lead time, in which case BGM shall propose an alternative date of delivery along with its rejection of the purchase order. After receipt of a notice of rejection of an order containing the alternative date of delivery, LabCorp may either accept the alternative date of delivery or LabCorp may cancel its order. BGM agrees to supply the Manual Test Kits to LabCorp in accordance with the terms of each accepted purchase order.

3.3 Changes. BGM agrees to use reasonable efforts to accommodate any changes to a particular purchase order requested by LabCorp. Any such changes shall not be effective without the written agreement of both parties.

3.4 Delivery Schedule. BGM acknowledges that time is of the essence with respect to delivery of each shipment of Manual Test Kits within [***] ([***]) business days of the delivery date set forth in each accepted purchase order (the “Delivery Window”). Without limiting LabCorp’s rights and remedies, if, for any reason, BGM cannot or will not deliver any Manual Test Kits within the Delivery Window, then BGM shall immediately notify LabCorp and LabCorp may, in its discretion, terminate that purchase order without liability.

3.5 Labeling; Packaging. All Manual Test Kits shall be labeled, packaged and shipped in accordance with applicable law.

3.6 Shipping Charges; Risk of Loss. All shipments shall be made FOB site of manufacture (which shall be within the United States unless otherwise agreed by LabCorp). LabCorp shall designate the carrier for shipment. BGM shall bear all risk of loss until such time as delivery is made to the carrier for shipment to LabCorp.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.7 Quality Control Testing. All production batches of Manual Test Kits shall be tested in accordance with appropriate quality control testing procedures prior to shipment to LabCorp, and Manual Test Kits failing such testing shall not be shipped to LabCorp.

3.8 Inventory/Capacity. BGM shall use commercially reasonable efforts to maintain, or require its CMOs to maintain, a sufficient inventory of all materials and manufacturing capacity needed to manufacture the Manual Test Kits in the quantities ordered by LabCorp, assuming the Required Lead Time is provided by LabCorp. BGM shall establish commercially reasonable plans that can be implemented in the event one or more of its suppliers fails to provide materials required by BGM to supply LabCorp with Manual Test Kits, to arrange for alternative supply sources.

3.9 Applicable Terms. Except for the information to be contained in purchase orders (as described in Section 3.1) and the terms of this Agreement, no other terms of either party shall apply to the purchase and sale of Manual Test Kits unless expressly agreed upon by the parties in writing. For example, any standard terms and conditions of sale contained in or attached to any purchase order, order confirmation or invoice shall not apply.

3.10 Supply to Affiliates. If any Affiliate of LabCorp located in the Territory desires to purchase Manual Test Kits from BGM under the terms of this Agreement, then BGM shall provide such Affiliate with all of the benefits hereof and treat such Affiliate as LabCorp for the purposes of this Agreement and such Affiliates shall have all the obligations of LabCorp hereunder. LabCorp unconditionally guarantees all of the obligations contained in this Agreement of its Affiliates purchasing Manual Test Kits from BGM pursuant to this Agreement.

3.11 Semi-Exclusivity. BGM agrees that it shall not sell, distribute, supply or otherwise provide Manual Test Kits (or any materials or components thereof) to any Restricted Licensees for use in the United States during the Semi-exclusive Period. In addition, during the Semi-Exclusive Period, to the extent BGM sells, distributes, supplies or otherwise provides Manual Test Kits (or any materials or components thereof) to any Permitted Licensees for use in the United States, BGM’s agreement with such Permitted Licensees shall prohibit such Permitted Licensees from reselling, distributing, supplying or otherwise providing them to any Restricted Licensees. The parties acknowledge that an Entity could change its status from a Permitted Licensee to a Restricted Licensee over time due to one or more mergers, consolidations, reorganizations, or acquisitions with, of, or by other Entities (“M&A Transactions”), and BGM agrees that it shall monitor the impact of M&A Transactions on the status of any Permitted Licensees which have been granted a license (or other permission or authorization) to use the Licensed Technology with Manual Tests and which are being supplied Kits. In the event a Permitted Licensee becomes a Restricted Licensee during the Semi-Exclusive Period due to M&A Transactions, BGM shall immediately terminate such license or other permission or authorization, and immediately cease the supply of Manual Test Kits, unless LabCorp agrees that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BGM may add such Entity to Exhibit C. BGM shall include terms in all of its agreements with Permitted Licensees which allow BGM to take the foregoing action. In the event an Entity supplied and licensed by BGM as a Permitted Licensee subsequently becomes a Restricted Licensee without the occurrence of any M&A Transactions (i.e., based solely on natural growth of its gross revenues), then such Entity shall retain its status as a Permitted Licensee.

4. Payments to BGM.

4.1 Prices. LabCorp agrees to pay the Kit Price for each Manual Test Kit purchased by LabCorp and its Affiliates, subject to any adjustments under Section 4.2 below.

4.2 Adjustments to Kit Price. The Kit Price shall be [***], subject to any adjustments pursuant to this Section 4.2.

a. Minimum Number of Tests Per Kit. The parties acknowledge that the Kit Price was established based on the assumption that each Manual Test Kit will be capable of being used by LabCorp or its Affiliates to perform at least [***] ([***]) Manual Tests. In the event that BGM supplies Manual Test Kits that are not capable of performing at least [***] ([***]) Manual Tests per Manual Test Kit, then the parties agree to negotiate in good faith on an equitable adjustment to the Kit Price.

b. Most Favored Nation Pricing. The Kit Price payable by LabCorp and its Affiliates for Manual Test Kits shall be no less favorable than the price charged by BGM to any third parties in the U.S. for Manual Test Kits other than (i) sales of Manual Test Kits to agencies of the U.S. federal government, or (ii) sales of Manual Test Kits to third parties solely for the purpose of conducting research in collaboration with BGM. In the event BGM offers a third party (other than those excluded above) more favorable pricing for Manual Test Kits, BGM shall immediately notify LabCorp in writing and LabCorp may accept such more favorable pricing in lieu of the Kit Price established under this Agreement by providing notice to BGM.

4.3 No Other Payments. Except as specified in this Section 4, no other payments shall be due from LabCorp or its Affiliates in exchange for the rights granted or obligations assumed by BGM under this Agreement.

4.4 Preferred Exchange of Documents Electronically. BGM and LabCorp acknowledge the efficiency of automated invoicing and payment. Both parties desire to automate certain operations for purchase and sale transactions (“Transactions”), by transmitting and receiving, documents electronically (hereinafter called “Documents”) in substitution for conventional paper-based documents. Examples of Documents which may be transmitted include: purchase orders; acknowledgments; modifications to purchase orders; ship notices; invoices; schedule changes; and change orders. BGM and LabCorp acknowledge that such Transactions are not rendered legally invalid or unenforceable solely by virtue of such electronic transmission or reception. Each party shall, at its own expense, provide and maintain the equipment, software and services necessary to effectively and reliably transmit and receive Documents. Any signed Document transmitted through e-commerce shall constitute an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“original” when printed from electronic files or records established and maintained in the normal course of business. The parties further agree not to contest the validity or enforceability of signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing and signed by the party to be bound thereby.

4.5 Invoicing; Payment Terms and Taxes. BGM will provide an invoice to LabCorp for all Manual Test Kits ordered and shipped to LabCorp or its Affiliates, which shall be payable by LabCorp within forty-five (45) days after the date of LabCorp’s receipt of the invoice. All BGM invoices must be submitted to LabCorp within ninety (90) days of the close of the applicable month in which Manual Test Kits were shipped to LabCorp or its Affiliates. LabCorp shall have no obligation to pay for invoices submitted beyond this ninety (90) day period. LabCorp is taxable based on the shipment destination and all applicable local/state taxes are the responsibility of LabCorp. In those states where BGM collects local/state sales taxes, BGM will add these taxes to the invoices and remit to the appropriate taxing authority. If BGM is unable to comply with the e-commerce provisions of Section 4.4, invoices shall be mailed to LabCorp at the following address:

SEND INVOICES TO:

Laboratory Corporation of America Holdings

Accounts Payable Department

Caller 2280

Burlington, North Carolina 27216-2280

5. Automated Tests.

5.1 Rebates to LabCorp. BGM acknowledges that the commitment of resources made by LabCorp and its Affiliates under this Agreement in connection with its performance, marketing and sale of the Testing Service will be beneficial to BGM in building the market for the Test once the Automated Test is available. Therefore, if the aggregate number of Automated Tests which are capable of being performed in the U.S. using Automated Test Kits sold (whether sold by BGM or its suppliers, distributors, sales representatives, licensees, agents, or other business partners) in any Rebate Period (the “Total Sales Volume”) exceeds the Sales Threshold designated below, then BGM agrees to pay LabCorp an amount equal to [***] ($[***]) multiplied by the Total Sales Volume (the “Rebate”). The Rebate shall be paid by BGM to LabCorp within [***] ([***]) days after the end of each Rebate Period, along with a written report indicating the Total Sales Volume for the applicable Rebate Period and the computation of the Rebate. The parties acknowledge that the rebate provided pursuant to this section is a discount for purposes of the “Safe Harbor” regulations set forth in 42 C.F.R. § 1001.952(h), and LabCorp shall, in accordance with such “Safe Harbor” regulations, fully and accurately account for, disclose and provide information to the Federal government and state agencies with responsibilities for Federal healthcare programs upon request concerning the amount received as discounts hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Rebate Period	Sales Threshold
Rebate Period 1	[***] Automated Tests
Rebate Period 2	[***] Automated Tests
Rebate Period 3	[***] Automated Tests

For example, if, in Rebate Period 1, BGM and its business partners were to sell [***] ([***]) Automated Test Kits for Automated Tests to be performed in the U.S., and each Automated Test Kit was capable of performing [***] ([***]) Automated Tests, this would constitute a total of [***] ([***]) Automated Tests, and BGM would pay LabCorp [***] Dollars ($[***]).

5.2 Supply of Automated Test Kits to LabCorp. To the extent BGM enters into agreements with third parties after the Effective Date which permit such third parties to manufacture, supply or distribute Automated Test Kits, BGM shall require such third parties (the “Suppliers”) to agree to supply such Automated Test Kits to LabCorp and its Affiliates [***]. BGM agrees to use reasonable efforts to enforce this provision in the event of a breach by a Supplier.

6. Support and Assistance.

6.1 Support to be Provided by BGM. BGM agrees to provide the following clinical market development resources, programs and assistance as reasonably requested by LabCorp for the Testing Services (at no additional cost to LabCorp), as well as any other resources, programs and assistance as the parties agree upon:

a. BGM will use commercially reasonable efforts to obtain FDA Approval for the Manual Test;

b. BGM will manage clinical studies it performs concerning the Test, clinical publications relating to the Test, and maintain the supporting data and other sources of proof concerning the safety, accuracy and efficacy of the Test;

c. BGM will use commercially reasonable efforts to maintain relationships with key opinion leaders in the field associated with the Test;

d. BGM will use commercially reasonable efforts to manage and fund society and clinical speakers bureaus which may be beneficial for the Test;

e. BGM will use commercially reasonable efforts to offer CME and other medical education programs relating to the Test;

f. BGM will use commercially reasonable efforts to provide field sales support for the Test in coordination with LabCorp;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

g. BGM will provide commercially reasonable support to LabCorp to help establish appropriate reimbursement by insurance companies and other third party payors for the Test;

h. BGM will use commercially reasonable efforts to obtain the Desired [***] Change, (the parties currently anticipate that [***] will be used initially for purposes of [***] for the Manual Test); and

i. BGM will supply LabCorp and its Affiliates with marketing and promotional information for the Test for inclusion by LabCorp in the materials created by LabCorp pursuant to Section 6.2(c).

6.2 Support to be Provided by LabCorp. LabCorp agrees to provide the following marketing support and market education assistance during the Term of this Agreement (at no additional cost to BGM):

a. LabCorp will determine which of its testing sites will be used for the Test and perform the necessary laboratory analytical validation studies;

b. LabCorp will establish a specific order code for the Test and use commercially reasonable efforts to make its Testing Service available to the U.S. market within forty-five (45) days after FDA Approval of the Manual Test;

c. LabCorp will create and distribute promotional materials for the Test to LabCorp clients via LabCorp couriers, including without limitation (i) a [***], and (ii) a technical document (created and reviewed with assistance from BGM) describing Galectin-3 and the Test in more detail (anticipated to be 4-8 pages);

d. LabCorp will train its sales and service representatives (including without limitation communicating the core messages and value proposition for the Test) to enable them to sell the Testing Service by calling on relevant physician segments;

e. LabCorp will [***] to [***] who have [***];

f. LabCorp will [***] and is [***] to [***] for use with [***];

g. LabCorp will cooperate in good faith with BGM in the participation and promotion (with BGM representatives) of a reasonable number of BGM-funded events (including without limitation “Lunch and Learns”, grand rounds, and professional/medical seminars), provided LabCorp receives reasonable prior notice of such events;

h. LabCorp will seek appropriate reimbursement for the Test by insurance companies and other third party payors; and

i. LabCorp will [***] with a [***] of the [***] for [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7. Kit Quality, Warranties, and Legal Standards.

7.1 BGM Warranties. BGM represents, warrants and covenants to LabCorp that:

a. All Manual Test Kits shall be free from material defects when shipped to LabCorp and its Affiliates and shall conform to their Specifications for a minimum shelf life of the longer of (i) [***] ([***]) [***] from the date of delivery, or (ii) [***] ([***])[***] from the date of manufacture;

b. In the event LabCorp and its Affiliates’ Test repeat rate attributable to Manual Test Kit defects (but not attributable to LabCorp or its Affiliates’ personnel human error or equipment error) is greater than [***] percent ([***]%) for any cumulative [***] ([***])[***]time period, BGM will credit or reimburse LabCorp (in LabCorp’s discretion) for the cost of [***] defective Manual Test Kits. For purposes of this Section 7.1.b., repeat rates shall be calculated by confirmed Manual Test Kit failures as defined by instrument error codes or other documentation provided by LabCorp, including without limitation quality control records and performance standards documentation;

c. BGM will convey to LabCorp and its Affiliates good and full title to all Manual Test Kits delivered, free and clear of any security interests, liens, claims or encumbrances;

d. BGM’s obligations and responsibilities under this Agreement (including without limitation the manufacture and supply of the Manual Test Kits) will be performed in a competent manner in conformance with the standard of care usually and reasonably expected in the performance of such activities in the industry, and in compliance with applicable federal, state and local laws, rules and regulations, as interpreted and enforced by Regulatory Authorities, and specifically in accordance with then-current GMP;

e. To BGM’s knowledge, neither BGM nor any of its employees or agents rendering services pursuant to this Agreement is under investigation by any Regulatory Authority, including the FDA, for activities that could form the basis of a debarment action or is presently debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a, or any other similar law of any Regulatory Authority; and BGM shall notify LabCorp promptly upon any learning of any inquiry concerning or the commencement of any such investigation or proceeding involving BGM or any person or entity related to or involved in BGM’s performance of its obligations under this Agreement;

f. If any Regulatory Authority conducts or gives notice to BGM of its intent with respect to any activities under this Agreement to conduct an inspection at any BGM facility where the Manual Test Kits are manufactured, packaged, labeled, stored, or used or take any other regulatory action related to any of BGM’s activities under this Agreement, or if BGM becomes aware of any such governmental inspection or other regulatory activity, BGM shall promptly give LabCorp notice thereof, including all information known to BGM pertaining to any such inspections or actions, unless and only to the extent restricted by the governmental or Regulatory Authority or applicable law;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

g. BGM’s personnel and consultants have, and shall have, all training, licenses, approvals, certifications, immunizations, equipment and information to the extent required by law, including specifically 21 C.F.R. Part 820 (to the extent applicable), and consistent with the standard of care in the industry, including those actions reasonably necessary for safely and properly performing the obligations under this Agreement, and BGM will use commercially reasonable efforts to ensure that all such training, licenses, approvals, certifications, immunizations, equipment and information are properly maintained throughout the conduct of BGM’s activities under this Agreement;

h. BGM is and will remain in compliance with all applicable regulatory and legal requirements, as interpreted and enforced by Regulatory Authorities, including but not limited to registration and listing requirements under 21 C.F.R. Part 807 (to the extent applicable), and the Quality System Regulations under 21 C.F.R. Part 820;

i. Neither BGM nor, to its knowledge, any of its personnel, have been involved in an investigation or in research that was terminated, as the term “termination” is used in 21 C.F.R. § 812.3(q), nor, to BGM’s knowledge, have they been subjected to any restrictions or sanctions related to allegations of research or professional misconduct;

j. None of the Manual Test Kits supplied by BGM shall be adulterated or misbranded (within the meaning of the U.S. Food Drug and Cosmetic Act, as amended, 21 U.S.C. 301 et. seq., and the regulations promulgated thereunder) when shipped by BGM to LabCorp;

k. BGM is the exclusive owner or exclusive licensee of the patent rights listed on Exhibit A and has sufficient rights to license the Licensed Technology to LabCorp and its Affiliates as specified in this Agreement;

l. LabCorp and its Affiliates’ practice of the Licensed Technology, use of the Manual Test Kits to perform the Tests, and sale of the Testing Services is to the best of BGM’s knowledge free of any infringement of any third party patents or violation of any other third party intellectual property or proprietary rights;

m. As of the Effective Date, BGM has not granted any licenses or covenants not-to-sue to any Restricted Licensees which would allow the use of the Licensed Technology to perform Manual Tests in the U.S.;

n. This Agreement, to the best of its knowledge, does not contravene or constitute a violation by BGM of any applicable laws, rules, regulations or orders, or a default of any agreement, commitment, or instrument to which BGM is bound;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

o. BGM has provided to LabCorp an accurate, current, and complete copy of the ACS In-License Agreement (as amended to date), except for certain financial terms which were redacted; and

p. The ACS In-License Agreement is presently valid and in full force and effect, BGM has duly and punctually performed all of its obligations under such agreement (including without limitation paid all royalties and other payments heretofore due and payable), and BGM is not in default of such agreement.

7.2 Records. BGM shall, at all times, keep accurate records with respect to Manual Test Kits produced and sold to LabCorp pursuant to this Agreement, as required by applicable law, including without limitation GMP.

7.3 LabCorp Warranties. LabCorp represents, warrants and covenants to BGM that:

a. LabCorp’s obligations and responsibilities under this Agreement (including without limitation the performance of Manual Tests) will be performed in compliance with applicable federal, state and local laws, rules and regulations, as interpreted and enforced by Regulatory Authorities; and

b. LabCorp’s personnel and consultants have, and shall have, all training, licenses, approvals, certifications, immunizations, equipment and information to the extent required by law, and consistent with the standard of care in the industry, including those actions reasonably necessary for safely and properly performing the obligations under this Agreement, and LabCorp will use commercially reasonable efforts to ensure that all such training, licenses, approvals, certifications, immunizations, equipment and information are properly maintained throughout the conduct of LabCorp’s activities under this Agreement.

8. Term; Termination.

8.1 Term. This Agreement shall commence as of the Effective Date and, unless earlier terminated pursuant to the terms of this Agreement, shall continue until the later of (a) the five (5) year anniversary of the Effective Date, or (b) the end of the Semi-Exclusive Period. Upon expiration of the foregoing period, this Agreement shall automatically terminate unless extended by mutual written agreement of the parties.

8.2 Termination for Breach. This Agreement may be terminated upon sixty (60) days prior written notice by either party for failure of the other party to comply with the terms of this Agreement (with the notice including a reasonable description of such failure), unless the party in default remedies its failure within such sixty (60) day notice period.

8.3 Termination for Change of Control. BGM shall notify LabCorp in writing immediately in the event of a Change of Control of BGM. LabCorp may terminate this Agreement immediately upon written notice in the event of a Change of Control of BGM to a competitor of LabCorp.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.4 Termination for Convenience. LabCorp may terminate this Agreement at any time, for any reason, upon one hundred twenty (120) days prior written notice to BGM.

8.5 Effect of Termination. Upon the expiration or termination of this Agreement for any reason, (i) LabCorp shall be responsible for the payment of all issued and outstanding invoices for Manual Test Kits delivered and accepted as of the effective date of expiration or termination hereof and any Manual Test Kits delivered and accepted under subsection (ii) hereof; (ii) BGM shall complete delivery of Manual Test Kits under all purchase orders then existing according to the terms of this Agreement unless LabCorp notifies BGM that it is canceling some or all pending orders; (iii) each party shall promptly return any confidential information of the other Party (including without limitation all copies) except for one copy which may be retained solely for archival/legal purposes; and (iv) the provisions of Sections 5.1 (unless LabCorp terminates this Agreement for convenience under Section 8.4), 7.1, 7.2, 7.3, 8.5, 9, 10, 11.1 (for suits initiated prior to expiration or termination), 12, 13.1, 13.3, 14.1, 14.2, 14.4, 14.5, 14.7 and 14.8, as well as any other obligations which by their terms continue after expiration or termination of this Agreement, shall survive the expiration or termination of this Agreement for any reason and remain binding upon the parties. Notwithstanding the expiration or termination of this Agreement for any reason, LabCorp and its Affiliates shall be permitted, following such termination, to use any Manual Test Kits it has already purchased to perform Tests and sell the Testing Services.

9. Confidentiality. The parties acknowledge that they may exchange confidential or proprietary information as a result of this Agreement. For example, all information contained in LabCorp’s purchase orders, LabCorp’s geographical distribution of Tests, and LabCorp’s marketing and sales plans shall be considered confidential information of LabCorp under this Agreement. Each party agrees that, during the term of this Agreement and thereafter, it shall not, directly or indirectly, (i) use the other party’s confidential or proprietary information for any reason other than to perform its obligations or exercise its rights under this Agreement, or (ii) disclose or otherwise make available the other party’s confidential or proprietary information to any third Parties, except in either case as authorized by such other party in writing.

10. Indemnification.

10.1 Indemnification by BGM. BGM agrees to indemnify, defend, and hold harmless LabCorp, its Affiliates, and their respective employees, officers, directors, agents, successors, and assigns from and against any and all liabilities, obligations, losses, fines, costs, penalties, assessments, deficiencies, demands, actions, suits, proceedings, judgments, expenses or damages of any nature (including without limitation attorneys’ fees) resulting from claims of third parties arising from or relating to (i) any breach of this Agreement by BGM (including without limitation breach of any representations, warranties, covenants or obligations of BGM herein), (ii) any negligence or intentionally harmful misconduct of BGM, (iii) the Manual Test Kits (or LabCorp and its Affiliates use thereof to perform Tests and sell the Testing Services as contemplated by this Agreement) infringing upon or otherwise violating any third party patent, copyright, trade secret, or other proprietary rights, (iv) any misrepresentations made by BGM’s

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

field representatives or other employees or agents to third parties concerning the Test or Testing Services, or (v) LabCorp and/or its Affiliates’ proper use of any Manual Test Kits supplied by BGM under this Agreement. However, the foregoing rights to indemnity shall not apply to the extent that such claim results from LabCorp’s negligence or intentionally harmful misconduct, LabCorp’s breach of this Agreement, or from the modification or improper handling, storage or use of any Manual Test Kit by LabCorp or a third party outside of BGM’s control or without BGM’s permission or any incorrect reporting of results from the performance of Manual Tests. In the event of a lawsuit or other action in connection with which LabCorp is seeking indemnification from BGM hereunder, LabCorp agrees to give timely notice of the lawsuit or action to BGM and to cooperate with BGM in the defense of the lawsuit or action, at BGM’s expense.

10.2 Indemnification by LabCorp. LabCorp agrees to indemnify, defend, and hold harmless BGM, its Affiliates, and their respective employees, officers, directors, agents, successors, and assigns from and against any and all liabilities, obligations, losses, fines, costs, penalties, assessments, deficiencies, demands, actions, suits, proceedings, judgments, expenses or damages of any nature (including without limitation attorneys’ fees) resulting from claims of third parties arising from or relating to (i) any breach of this Agreement by LabCorp (including without limitation breach of any representations, warranties, covenants or obligations of LabCorp herein), (ii) any negligence or intentionally harmful misconduct of LabCorp, (iii) any misrepresentations made by LabCorp’s field representatives or other employees or agents to third parties concerning the Test or Testing Services, or (iv) LabCorp and/or its Affiliates’ improper handling, storage or use of any Manual Test Kits or any incorrect reporting of results from the performance of Manual Tests. However, the foregoing rights to indemnity shall not apply to the extent that such claim results from BGM’s negligence or intentionally harmful misconduct or BGM’s breach of this Agreement. In the event of a lawsuit or other action in connection with which BGM is seeking indemnification from LabCorp hereunder, BGM agrees to give timely notice of the lawsuit or action to LabCorp and to cooperate with LabCorp in the defense of the lawsuit or action, at LabCorp’s expense.

10.3 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.4 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, EXCEPT FOR (A) DAMAGES INCLUDED IN THIRD PARTY CLAIMS FOR WHICH A PARTY IS ENTITLED TO INDEMNIFICATION FROM THE OTHER PARTY, OR (B) DAMAGES ARISING FROM INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF THE OTHER PARTY.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11. Intellectual Property Protection.

11.1 Issuance and Maintenance of Patents. During the Semi-Exclusive Period, BGM agrees that it shall prosecute all U.S. patent applications within the Licensed Technology in good faith and in accordance with the rules of the U.S. Patent and Trademark Office and use commercially reasonable efforts to obtain valid, issued patents based on such applications. During the Semi-Exclusive Period, BGM shall submit all filings, make all payments, and take all other actions necessary to maintain all patents within the Licensed Technology as valid, in force and in good standing for the longest possible duration with the U.S. Patent and Trademark Office (at its own expense). In addition, BGM agrees to provide general updates on a regular basis as to any filings made with, or notices received from, the U.S. Patent and Trademark Office or corresponding offices of other countries with respect to the patents included within the Licensed Technology.

11.2 Enforcement of Rights. During the Semi-Exclusive Period, BGM agrees that it shall, at its own expense, use commercially reasonable efforts to enforce its rights with respect to any infringement in the U.S. by a third party of any of the Licensed Technology through the performance of Manual Tests. Without limiting the foregoing, in the event BGM is unsuccessful in persuading an alleged infringer to desist and fails to have initiated and diligently pursue an infringement suit within a reasonable time (not to exceed four (4) months) after BGM first becomes aware of the basis for such suit, BGM shall grant LabCorp and its Affiliates the right to file suit on its behalf and BGM agrees to cooperate and provide reasonable assistance to LabCorp and its Affiliates in connection with such suit. LabCorp and its Affiliates shall have the right to any recovery or damages obtained as a result of a suit brought by LabCorp and its Affiliates (whether by settlement, judgment or otherwise). To the extent any infringement by a third party relates to any intellectual property licensed under the ACS In-License Agreement, BGM agrees to use reasonable efforts to obtain the consent of the other parties to the ACS In-License Agreement to allow LabCorp and its Affiliates to file suit and retain any recovery or damages as described above.

11.3 Notice of Infringement. BGM shall notify LabCorp immediately if it becomes aware of (i) any infringement by a third party of any patent covered by the Licensed Technology through the performance of Manual Tests during the Term, or (ii) any infringement of any patent of a third party pursuant to the activities contemplated by this Agreement.

12. Insurance. BGM hereby represents that it is currently maintaining, and BGM agrees to continue to maintain, at its sole expense, during the term of this Agreement, a policy of comprehensive general liability insurance with bodily injury, death, and property damage limits of [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate, including product and contractual liability coverage and such additional provisions as LabCorp may reasonably require. Each such insurance policy shall include a provision naming LabCorp as an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

additional insured and a provision providing that thirty (30) days’ written notice shall be given to LabCorp before cancellation, cessation or material modification of coverage. BGM further agrees that these insurance requirements represent the minimum coverage BGM is required to carry and BGM shall remain liable for all liabilities in excess of such insurance which may arise for any reason. In the event that BGM elects “claims made” coverage, BGM agrees that it shall either maintain continuous “claims made” coverage thereafter for a period of [***] ([***]) years or secure a [***] ([***]) year “tail” policy.

13. Audits; Reviews.

13.1 Rebates and MFN. LabCorp may engage, at its own cost, an independent certified public accounting firm reasonably acceptable to BGM to verify LabCorp’s entitlement to any Rebates under Section 5.1 or the Manual Test Kit pricing offered by BGM to third parties for purposes of Section 4.2.b., and BGM will grant such firm access to BGM’s applicable records relating to the foregoing subject to customary obligations of confidentiality. LabCorp will bear the cost of such audit unless the audit reveals that BGM’s failed to pay Rebates owed to LabCorp under Section 5.1 in an amount exceeding [***] percent ([***]%) of the Rebates paid or failed to offer a more favorable Manual Test Kit price to LabCorp under Section 4.2.b., in which case BGM shall bear the costs associated with the audit.

13.2 Facilities. LabCorp or its authorized representative shall have the right, upon [***] ([***]) business days advance notice to BGM, to conduct audits of BGM’s facilities used to produce the Manual Test Kits to ensure compliance with the terms of this Agreement, but no more than [***] annually, and BGM shall cause its CMOs to grant such rights to LabCorp. BGM shall grant or arrange with its CMOs to grant LabCorp, upon LabCorp’s request, access to such facilities during regular business hours for the purpose of conducting the compliance audit. LabCorp shall not unreasonably interfere with business activities at these facilities while conducting the compliance audit. LabCorp will bear the cost of such audit unless a material breach is revealed in which case BGM shall bear the costs associated with the audit.

13.3 Regulatory Authorities. BGM agrees to make its records and facilities available to the FDA or other Regulatory Authorities as required by law or as requested for purposes of obtaining regulatory approval, clearance or other authorization for LabCorp’s testing services using the Manual Test Kits.

13.4 Performance Reviews.

a. Quarterly Reviews. BGM and LabCorp will conduct quarterly business reviews to discuss technical performance of all Manual Test Kits and services included in this Agreement. In the event that technical problems are identified, LabCorp will notify BGM of the problem by telephone or electronic communication, and BGM will, within the course of five (5) days, identify an action plan to correct the problem and deliver this, in writing, to LabCorp.

b. Performance Levels. LabCorp shall use reasonably necessary measurements, monitoring tools and procedures required to measure and report the performance

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

of the Services against the applicable performance standards outlined in Exhibit D. Such measurements shall permit reporting at a level of detail sufficient to verify compliance with such performance standards and shall be subject to reasonable audit by BGM. LabCorp shall provide reports to BGM regarding BGM’s performance against applicable service levels and such documentation and other information with respect to its tools and procedures as may be reasonably requested by BGM from time to time to verify that BGM’s performance is in compliance with the terms and conditions of this Agreement. LabCorp will generate a scorecard measuring BGM’s performance levels on a quarterly basis. BGM must achieve an overall performance level of at least [***] percent ([***]%). In the event that BGM does not meet such performance standards, a penalty of [***] Dollars ($[***]) per quarter shall be paid to LabCorp by BGM. Payments shall be paid within [***] ([***]) [***] of the end of the reporting quarter. In no event will the performance penalty per year exceed [***] Dollars ($[***]).

14. Miscellaneous.

14.1 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to its conflicts of laws principles.

14.2 Benefit; Assignment. The rights, duties, and obligations of the parties under this Agreement shall inure to the benefit and shall be binding upon their respective successors and permitted assigns. Neither this Agreement nor the respective rights, duties, obligations, and responsibilities of either party under this Agreement may be assigned, subcontracted or otherwise transferred, in whole or in part, to any other Entity without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that without such consent (i) BGM shall have the right to have Manual Test Kits manufactured by a CMO (subject to the last sentence of this Section 14.2), and (ii) either party may assign this Agreement in whole, but not in part, to any purchaser of all or substantially all of its assets to which this Agreement relates, or to any successor corporation resulting from a Change of Control. In the event a party subcontracts its obligations under this Agreement to another party, such party shall be responsible for any breach of this Agreement by its subcontractor.

14.3 Relationship. The relationship between BGM and LabCorp is solely that of seller/licensor, on the one hand, and buyer/licensee, on the other hand, and nothing in this Agreement shall constitute either party as the agent, partner or legal representative of the other party for any purpose whatsoever; nor shall either party hold itself out as such. Neither party shall have any authority to bind or commit the other party in any manner or for any purpose.

14.4 Notices. Any notice, request or communication given, made or sent pursuant to the terms of this Agreement shall be made in writing and shall be deemed duly given: (i) on the day delivered personally, (ii) three (3) days after being sent registered or certified mail, return receipt requested, or (iii) one day after the date communicated via facsimile (with the original being sent the same day by registered or certified mail, return receipt requested) to the other party at the following addresses and numbers (or to such other addresses and numbers as either party hereto may hereafter designate in writing):

BGM	LabCorp

BG Medicine, Inc. Attn: President 610N Lincoln Street Waltham, MA 02451 Fax: (781) 895-1119	Laboratory Corporation of America Holdings Attn: General Counsel 531 South Spring Street Burlington, NC 27215 Fax: (336) 226-3835

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.5 Use of LabCorp’s Name. BGM acknowledges that LabCorp has a proprietary interest in its legal and business name and reputation. Therefore, BGM agrees that it shall not use LabCorp’s name nor shall BGM mention or describe this Agreement or its relationship with LabCorp in any press release, advertising, marketing, and promotional materials or other publications or materials without first obtaining the prior written approval of LabCorp, except as required by law (and in cases required by law, BGM agrees to provide prior written notice to LabCorp and an opportunity to provide input to the extent possible).

14.6 Change in Law. The terms of this Agreement are intended to be in compliance with all federal, state and local statutes, regulations and ordinances applicable on the Effective Date. The parties agree to execute amendments as may be necessary for the continuing compliance with the aforementioned applicable laws, as additional regulations are promulgated or become final and effective.

14.7 Severability; Headings; Counterparts; Amendment; Waiver; Entire Agreement. If any term or provision of this Agreement shall be held invalid or unenforceable, the remaining items hereof shall not be affected, but shall be valid and enforced to the fullest extent permitted by law. The headings used in this Agreement are intended for guidance only and shall not be considered part of the written understanding between the parties hereto. This Agreement may be executed in counterparts in order to provide each party with a fully-executed original hereof. Except as otherwise provided herein, this Agreement may not be changed, modified or amended except by an agreement in writing signed by both parties. The waiver by any party to this Agreement of any breach or violation of any provisions of this Agreement by any other party hereto shall not operate as a waiver of any other or subsequent breach. All Exhibits attached hereto are hereby incorporated by reference. This Agreement and its Exhibits reflects the complete understanding of the parties and constitutes their entire agreement, superseding all prior negotiations, representations, agreements, understandings, and statements regarding its subject matter.

14.8 Force Majeure. Neither party shall be liable for loss, damage, detention or delay resulting from any cause whatsoever beyond its reasonable control or resulting from a force majeure, including, without limitation, fire, flood, strike, lockout, civil or military authority,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

insurrection, war, or embargo, and delivery dates shall be extended to the extent of any delays resulting from the foregoing or similar causes. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonably possible. The party giving such notice shall be excused from such of its obligations hereunder for so long as it is so disabled; provided, however, that such affected party commences and continues to take reasonable and diligent actions to cure such cause. Notwithstanding the foregoing, nothing in this Section 14.8 shall excuse or suspend the obligation to make any payment due hereunder in the manner and at the time provided.

IN WITNESS WHEREOF, LabCorp and BGM have caused this Agreement to be executed by their duly authorized officer as of the Effective Date.

BG Medicine, Inc.		Laboratory Corporation of America Holdings

By:	/s/ Pieter Muntendam	By:	/s/ David P. King

Printed Name:	Pieter Muntendam	Printed Name:	David P. King

Title:	President and CEO	Title:	CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A

Licensed Patents

BG MEDICINE INC. PATENTS and PATENT APPLICATIONS RELATING TO GALECTIN-3 -

Status on April 16, 2010

PATENT TITLE	DOCKET No.	COUNTRY	SERIAL or PATENT No.	FILING DATE	STATUS
[***]	[***]	Europe PCT US Canada Australia Australia Japan China India Europe Hong Kong	[***]	[***]	Expired Expired Pending Pending Allowed 08 Jul 2009 Pending Pending Pending Pending Pending Pending
[***]	[***]	US Provisional US PCT	[***]	[***]	Expired Pending Pending
[***]	[***]	US Provisional PCT US Australia Canada Europe Japan	[***]	[***]	Expired Expired Pending Pending Pending Pending Pending
[***]	[***]	US Provisional	[***]	[***]	Pending
[***]	[***]	US Provisional	[***]	[***]	Pending

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B

Manual Test Kit Description

[Actual package insert to be included upon FDA approval of the Manual Test]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C

[***] Which Are Not Restricted Licensees

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Note: In the event any Entity listed above on this Exhibit (as of the Effective Date or subsequently added) or its Affiliate enters into an M&A Transaction (as defined in Section 3.11) with an Entity that was a Restricted Licensee prior to such transaction, then such Entity listed above shall automatically be deemed to be removed from this Exhibit.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D

Performance Levels

BG Medicine Scorecard

Date:

[***]%	On time delivery	Expected	Actual %	Score
[***]%	On-time Shipments - Delivery on the requested arrival date (RAD)	[***]%
Late Shipments - Delivery after RAD
Early Shipments - Delivery more than 1 business day prior to RAD
[***]%	Order Accuracy - BGM provides the ordered product	[***]%
[***]%	Returns - BGM provides quality products without defects	[***]%

[***]%	Communications	Expected	Actual %	Score
[***]%	POs are acknowledged within 24 hours of receipt	[***]%
[***]%	PO Acknowledgments are correct based on price, quantity, and item	[***]%
[***]%	ASNs are distributed within 12 hours of shipment (when available)	[***]%
[***]%	ASNs are correct based on ship date, tracking information, PO, item, lot, and quantity (when available)	[***]%
[***]%	Pricing changes are communicated 20 business days in advance and include an updated pricing file	Conforming
[***]%	Invoice contains the correct PO, contract price, item, and quantity	[***]%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***]%	Communications Methods	Expected	Actual %	Score
EDI
[***]%	Accepts EDI POs
[***]%	Acknowledges POs via EDI
[***]%	Provides ASNs EDI (when available)
[***]%	Invoices EDI
OR	Internet Based
[***]%	Accepts POs via eSupplier
[***]%	Acknowledges POs via eSupplier
[***]%	Provides ASNs via eSupplier (when available)
[***]%	Invoices via eSettlements

[***]%	Customer Service	Expected	Actual %	Score
[***]%	Responds quickly and thoroughly to requests, written and verbal	Meets Expectations
[***]%	Provides dedicated account manager	Yes
[***]%	Provides dedicated purchasing contact	Yes

		Expected		Score
	Score	[***]%		[***]%

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.